Income Taxes (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Deferred tax assets:
Net operating loss carryforwards	$ 108,110	$ 107,978
Tax credit carryforwards	10,783	10,680
Depreciation & amortization	3,605	3,728
Other	78	254
Total deferred tax assets	122,576	122,640
Valuation allowance	(122,576)	(122,640)
Net deferred tax assets
Deferred tax liabilities:
Intangible assets	(2,345)	(2,384)
Net deferred tax liabilities	$ (2,345)	$ (2,384)